SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 23, 1997

                                A V N E T, I N C.
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             (Exact name of Registrant as Specified in its Charter)

    New York                        1-4224                        11-1890605
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 (State or Other Jurisdiction     (Commission                (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)

80 Cutter Mill Road, Great Neck, New York                        11021
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   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code  - (516) 466-7000
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)





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Item 5.   Other Events.

     Exhibit 99.1 to this Statement is the Registrant's Deferred Compensation Plan for Outside Directors, which was adopted by the Registrant's shareholders at their Annual Meeting held on November 20, 1996 and became effective on January 1, 1997.

     Exhibit 99.2 to this Statement contains Excerpts from Minutes of the Annual Meeting of the Board of Directors held on November 20, 1996 concerning the Registrant's Stock Bonus Plan for Outside Directors.


Item 7.   Financial Statements and Exhibits.

          (a) Inapplicable.

          (b) Inapplicable.

          (c) Exhibits:

          24. Powers of Attorney.

          99.1 Avnet, Inc. Deferred Compensation Plan for Outside Directors.

          99.2 Excerpts from Minutes of the Annual Meeting of the Board of Directors of Avnet, Inc. held on November 20, 1996 concerning the Stock Bonus Plan for Outside Directors.




No other item of this report form is presently applicable to the Registrant.



                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AVNET, INC.
                                            (Registrant)

Date: September 23, 1997                    By: s/Raymond Sadowski
                                                -------------------
                                                  Raymond Sadowski
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number           Description of Exhibit
--------------           ----------------------

     24.       Powers of Attorney

     99.1      Avnet, Inc. Deferred Compensation Plan for Outside
               Directors

     99.2 Excerpt from Minutes of the Annual Meeting of the Board of Directors of Avnet, Inc. held on November 20, 1996 concerning the Stock Bonus Plan for Outside Directors